UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

333-139773 (Commission File Number)	90-1139372 (IRS Employer Identification No.)
2749 East Parleys Way, Suite 101 (principal executive offices)	Salt Lake City, UT 84109 (Zip Code)

(757) 306-6090
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors voted in accordance to the Company's Bylaws to change the Company's operational year-end for August to June. On June 1, 2017, the Nevada Secretary of State approved the amended year-end to 06/30 (see exhibit).

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of business acquired.  Not applicable.

(b)Pro forma financial information.  Not applicable.

(c)Shell registrant transactions.  Not applicable.

(d)Exhibits.

Exhibit No.
99.01 *	Nevada Secretary of State Approved Document- Amended Fiscal Year to 06/30
99.02 *	Board Resolution Regarding Change in Fiscal Year End -March 24, 2017

____________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017	Predictive Technology Group, Inc.

By /s/Merle Ferguson
Merle Ferguson, Chairman & Secretary